                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 1, 1997
                          ----------------------------


                        MEDIALINK WORLDWIDE INCORPORATED
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                            (State of Incorporation)


                                    0-21989
                                    -------
                            (Commission File Number)


                                   52-1481284
                                   ----------
                      (IRS Employer Identification Number)


                   708 Third Avenue, New York, New York 10017
                   ------------------------------------------
                    (Address of principal executive offices)


                                  212-682-8300
                                  ------------
              (Registrant's Telephone Number, including area code)

Item 2.           Acquisition or Disposition of Assets.

                  The Registrant, Medialink Worldwide Incorporated, a Delaware corporation ("Medialink"), acquired certain assets of Corporate TV Group, Inc., a New York corporation ("CTV"), on June 16, 1997 (the "Closing") in accordance with the terms and conditions of an asset purchase agreement
(the "Agreement"), dated June 16, 1997, by and among the Registrant,
CTV and Richard Frisch. Medialink will continue to utilize the assets and conduct the business previously conducted by CTV in a similar manner as part of its MCT Division.

                  Pursuant to the terms of the Agreement, the maximum aggregate purchase price to be paid to CTV shall be up to $10,177,900, including a payment of $300,000 under the Non-Compete Agreement, as hereinafter defined, in the event the revenues of the MCT Division of Medialink equal or exceed certain specified amounts and in the event the pre-tax net income of the MCT Division exceeds certain target amounts. The consideration received by CTV and Richard Frisch at the Closing in connection with the Agreement, the amount of which was arrived at after arms length negotiation among unrelated parties, consisted of:
(i) $3,366,667 in cash to CTV; and (ii) 37,037 shares (the "Shares") of the Registrant's common stock, par value $.01 per share (the "Common Stock"). The number of shares issued and delivered to CTV was determined based on a value of $9.00 per share.

                  The source of funds for the acquisition of CTV by the Registrant was the working capital of the Registrant. The Shares were newly issued shares of the Common Stock of the Registrant.

                  In connection with the transaction, Medialink entered into a five year employment agreement with Richard Frisch (the "Employment Agreement"). The Employment Agreement provides for the payment of a base salary of $250,000 per annum (subject to adjustment upward on an annual basis) and certain bonuses if the pre-tax net income goals specified in the Employment Agreement are achieved. In consideration of CTV's and Richard Frisch's covenant not to compete with Medialink for seven and one-half years as set forth in the Non-Compete Agreement (the "Non-Compete Agreement"), Richard Frisch received upon execution thereof, a payment of $300,000.

                  At the Closing, Medialink assumed CTV's obligations under a lease agreement (the "Lease") with Sage Realty Corporation ("Sage") dated July, 1996. The Lease provides that CTV shall lease from Sage the premises for a period of ten years and seven months from the commencement date of the Lease. Rental payments due under the Lease are $143,024 per annum during the first five years of the Lease and $151,462 per annum during the period beginning on the fifth anniversary of the Lease commencement date through the balance of the term of the Lease, exclusive of increases in real estate taxes or other adjustments in rent. CTV occupied the premises on December 1, 1996 and will continue to occupy the premises pursuant to the terms of the Lease.

                  At the Closing, Medialink and CTV entered into a loan agreement pursuant to which Medialink loaned CTV the principal amount of $300,000, maturing on December 31, 1997, bearing interest at the per annum rate equal to the rate of interest announced by The Chase Manhattan Bank, N.A. as its prime commercial lending rate plus two (2%) percent, and secured by the tangible and intangible assets of CTV.

                  At the Closing, the Registrant entered into a registration rights agreement (the "Registration Rights Agreement") with Richard Frisch pursuant to which Richard Frisch was granted certain piggyback registration rights with respect to the Shares.

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial Statements of Business Acquired.

                           1.       Report of Independent Auditors.

                           2. Balance Sheet as of April 30, 1997, December 31, 1996 and December 31, 1995.

                           3.       Statement of Income For Period from
                                    January 1, 1997 through April 30, 1997;
                                    Year ended December 31, 1996; and Period from August 1, 1995 (date operations commenced) through December 31, 1995.

                           4. Statement of Stockholder's Equity For Period From January 1, 1997 through April 30, 1997; Year ended December 31, 1996; and Period from August 1, 1995 (date operations commenced) through April 30, 1997.

                           5. Statement of Cash Flows For Period from January 1, 1997 through April 30, 1997; Year ended December 31, 1996; and Period from August 1, 1995 (date operations commenced) through December 31, 1995.

                           6.       Notes to Financial Statements.

                           (b)      Pro Forma Financial Information.  It is
impracticable to provide the required pro forma financial information of CTV at the present date. The required pro forma financial information shall be filed no later than August 29, 1997.

                  (c)      Exhibits.


                       Exhibit Number          Description
                       --------------   -----------------------------

                            2.1         Asset Purchase Agreement
                           24.1         Independent Auditor's Consent
                           28.1         Employment Agreement
                           28.2         Non-Compete Agreement
                           28.3         Indenture of Lease
                           28.4         Registration Rights Agreement


                  The undersigned Registrant hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule to the Agreement upon request.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MEDIALINK WORLDWIDE INCORPORATED


                                    By: /s/ Laurence Moskowitz
                                        --------------------------------------
                                        Laurence Moskowitz,
                                        President, Chief Executive Officer and
                                        Chairman of the Board

Dated:            July 1, 1997

CORPORATE TV GROUP, INC.

FINANCIAL STATEMENTS

APRIL 30, 1997

                                                        CORPORATE TV GROUP, INC.

                                                                        CONTENTS
                                                                  April 30, 1997
--------------------------------------------------------------------------------



Independent Auditor's Report                                              1

Financial Statements:

   Balance Sheet                                                          2
   Statement of Income                                                    3
   Statement of Stockholder's Equity                                      4
   Statement of Cash Flows                                                5
   Notes to Financial Statements                                        6 - 10

INDEPENDENT AUDITOR'S REPORT

To the Stockholder
Corporate TV Group, Inc.

We have audited the accompanying balance sheets of Corporate TV Group, Inc. as of April 30, 1997 and December 31, 1996 and 1995, and the related statements of income, stockholder's equity, and cash flows for the period from January 1, 1997 through April 30, 1997, the year ended December 31, 1996 and for the period from August 1, 1995 (date operations commenced) through December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Corporate TV Group, Inc. as of April 30, 1997 and December 31, 1996 and 1995, and the results of its operations and its cash flows for the period from January 1, 1997 through April 30, 1997, the year ended December 31, 1996 and for the period from August 1, 1995 (date operations commenced) through December 31, 1995 in conformity with generally accepted accounting principles.

/s/ Goldstein Golub Kessler & Company, P.C.


GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
New York, New York

June 6, 1997

                                                        CORPORATE TV GROUP, INC.

                                                                   BALANCE SHEET
--------------------------------------------------------------------------------

                                                                   April 30,          December 31,         December 31,
                                                                       1997                  1996                 1995
----------------------------------------------------------------------------------------------------------------------

ASSETS

Current Assets:
  Cash and cash equivalents (Note 1)                              $ 796,101             $ 200,250            $ 591,318
  Accounts receivable (Notes 1 and 7)                             1,773,517             1,718,349            1,100,059
  Due from stockholder                                               81,494                81,494               96,800
  Prepaid expenses and other current assets                           6,608                95,359               12,035

----------------------------------------------------------------------------------------------------------------------
      Total current assets                                        2,657,720             2,095,452            1,800,212

Property and Equipment - at cost, net
 (Notes 1 and 2)                                                    175,095               128,818               54,546

Organization Costs, net of accumulated
 amortization of $27,504, $18,062  and $5,312,
 respectively (Note 1)                                               36,243                45,685               58,435

----------------------------------------------------------------------------------------------------------------------
      Total Assets                                               $2,869,058            $2,269,955           $1,913,193
======================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
  Accounts payable and accrued expenses (Note 3)                  $ 542,094             $ 206,584            $ 361,405
  Accrued fee sharing (Note 4)                                      178,074               440,510              610,362
  Notes payable - Reuters (Note 4)                                  376,185               456,280              663,490
  Deferred income taxes (Note 8)                                     98,000                95,000

----------------------------------------------------------------------------------------------------------------------
      Total current liabilities                                   1,194,353             1,198,374            1,635,257
----------------------------------------------------------------------------------------------------------------------

Commitments (Notes 5 and 6)

Stockholder's Equity:
  Common stock - no par value; authorized
   200 shares, issued and outstanding 100 shares                        200                   200                  200
  Retained earnings                                               1,674,505             1,071,381              277,736


----------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                  1,674,705             1,071,581              277,936
----------------------------------------------------------------------------------------------------------------------

      Total Liabilities and Stockholder's Equity                 $2,869,058            $2,269,955           $1,913,193
======================================================================================================================

                                               See Notes to Financial Statements

                                                        CORPORATE TV GROUP, INC.

                                                          STATEMENT OF INCOME
--------------------------------------------------------------------------------

                                                                                                           Period from
                                                                                                        August 1, 1995
                                                                                                      (date operations
                                                              Period from                                   commenced)
                                                          January 1, 1997            Year ended                through
                                                         through April 30,          December 31,           December 31,
                                                                     1997                  1996                   1995
----------------------------------------------------------------------------------------------------------------------

Net fees (Notes 1, 4 and 7)                                    $2,778,775            $6,509,107             $2,996,379

Production costs                                                1,017,320             3,394,536              1,889,780
----------------------------------------------------------------------------------------------------------------------

Gross profit                                                    1,761,455             3,114,571              1,106,599

Selling, general and administrative expenses
 including interest expense of $12,437, $51,598
 and $18,788, respectively                                        940,016             2,241,456                821,650
----------------------------------------------------------------------------------------------------------------------

Income from operations                                            821,439               873,115                284,949

Other income                                                       70,095               110,000                  8,787
----------------------------------------------------------------------------------------------------------------------

Income before provision for income taxes                          891,534               983,115                293,736

Provision for income taxes (Notes 1 and 8)                         80,000               103,000                 16,000
----------------------------------------------------------------------------------------------------------------------

Net income                                                    $   811,534            $  880,115             $  277,736
======================================================================================================================

Net income per common share                                   $  8,115.34            $ 8,801.15             $ 2,777.36
======================================================================================================================

Number of common shares outstanding
 (Note 1)                                                             100                   100                    100
======================================================================================================================

Pro forma information (unaudited) (Note 8):
  Net income                                                  $   535,534           $   581,115            $   183,736
======================================================================================================================


  Net income per common share                                 $  5,355.34           $  5,811.15             $ 1,837.36
======================================================================================================================

  Number of common shares outstanding (Note 1)                        100                   100                    100
======================================================================================================================

                                               See Notes to Financial Statements

                                                        CORPORATE TV GROUP, INC.

                                               STATEMENT OF STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------

Period from August 1, 1995                                  Common Stock                                    Total
 (date operations commenced)                       Number of                             Retained       Stockholder's
 through April 30, 1997                              Shares            Amount            Earnings         Equity
----------------------------------------------------------------------------------------------------------------------

Issuance of common stock                               100               $200                           $          200

Net income                                              -                  -           $   277,736             277,736
----------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1995                           100                200              277,736             277,936

Net income                                              -                  -               880,115             880,115

Distributions to stockholder                                                               (86,470)            (86,470)
----------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1996                           100                200            1,071,381           1,071,581

Net income                                              -                  -               811,534             811,534

Distributions to stockholder                                                              (208,410)           (208,410)

----------------------------------------------------------------------------------------------------------------------
Balance at April 30, 1997                              100               $200           $1,674,505          $1,674,705
======================================================================================================================


                                               See Notes to Financial Statements

                                                        CORPORATE TV GROUP, INC.

                                                         STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                                           Period from
                                                                                                        August 1, 1995
                                                                                                      (date operations
                                                              Period from                                   commenced)
                                                          January 1, 1997            Year ended                through
                                                         through April 30,          December 31,           December 31,
                                                                     1997                  1996                   1995
----------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:
  Net income                                                    $ 811,534            $  880,115             $  277,736
  Adjustments to reconcile net income to net
   cash provided by (used in) operating
   activities:
    Depreciation and amortization                                  24,509                42,215                  9,878
    Deferred income taxes                                           3,000                95,000
    Changes in operating assets and liabilities:
      Increase in accounts receivable                             (55,168)             (618,290)            (1,100,059)
      (Increase) decrease in prepaid expenses and
       other current assets                                        88,751               (83,324)               (12,035)
      Increase in organization costs                                                                           (63,747)
      Increase (decrease) in accrued fee sharing                 (262,436)             (169,852)               610,362
      Increase (decrease ) in accounts payable and
       accrued expenses                                           335,510              (154,821)               361,405
----------------------------------------------------------------------------------------------------------------------
          Net cash provided by (used in)
           operating activities                                   945,700                (8,957)                83,540
----------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchases of property and equipment                             (61,344)             (103,737)               (59,112)
  Loans to stockholder                                                                                         (96,800)
  Repayments from stockholder                                                            15,306
----------------------------------------------------------------------------------------------------------------------
          Net cash used in investing activities                   (61,344)              (88,431)              (155,912)
----------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Net proceeds from notes payable - Reuters                                                                    750,000
  Proceeds from the issuance of common stock                                                                       200
  Payments on notes payable - Reuters                             (80,095)             (207,210)               (86,510)
  Distributions to stockholder                                   (208,410)              (86,470)
----------------------------------------------------------------------------------------------------------------------

          Net cash provided by (used in)
           financing activities                                  (288,505)             (293,680)               663,690
----------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents              595,851              (391,068)               591,318

Cash and cash equivalents at beginning of period                  200,250               591,318
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                      $ 796,101            $  200,250             $  591,318
======================================================================================================================

Supplemental disclosures of cash flow information:

  Cash paid during the period for:
    Interest                                                    $  12,437            $   51,598             $   18,788
----------------------------------------------------------------------------------------------------------------------
    Taxes                                                       $  12,560            $      325             $   15,876
======================================================================================================================

                                               See Notes to Financial Statements

                                                        CORPORATE TV GROUP, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  April 30, 1997
--------------------------------------------------------------------------------

1.    PRINCIPAL BUSINESS      The principal business activity of the Corporate
      ACTIVITY AND SUMMARY    TV Group, Inc. (the "Company") is the production
      OF SIGNIFICANT          of videos relating to promotional services,
      ACCOUNTING POLICIES:    business operations and corporate planning.

                              Revenue is recognized when services are performed.

                              Depreciation of property and equipment is provided for based upon the provisions of the Internal Revenue Code (the "Code"). Such depreciation does not differ materially from that which would be recorded under generally accepted accounting principles. Amortization of leasehold improvements is provided for by the straight-line method over the term of the lease.

                              The Company maintains cash in bank deposit accounts which, at times, exceed federally insured limits. The Company has not experienced any losses on these accounts.

                              Cash equivalents consist of a money market fund and a cash management fund.

                              The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates by management. Actual results could differ from these estimates.

                              Organization costs are being amortized on a straight-line basis over five years.

                              The Company has elected to be treated as an S Corporation for federal and state income tax purposes. Accordingly, there is no provision for federal income taxes as such earnings will flow through directly to the stockholder, and New York State franchise taxes are payable at reduced rates. The Company is subject to New York City corporate income tax.

                              The Company files its tax returns on the cash basis (see Note 8).

                              Included in accounts receivable at April 30, 1997,

                              December 31, 1996 and December 31, 1995 are earned and unbilled receivables amounting to approximately $135,000, $163,000 and $41,000, respectively.

                              Net income per common share is calculated by dividing net income by the number of shares of common stock outstanding during the period.

                                                        CORPORATE TV GROUP, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  April 30, 1997
--------------------------------------------------------------------------------

2. PROPERTY AND EQUIPMENT:    Property and equipment, at cost, consists of the
                              following:

                                                             April 30,     December 31,     December 31,      Recovery
                                                                 1997             1996             1995         Period
                              ----------------------------------------------------------------------------------------
                              Office equipment               $126,007         $114,594          $57,158        5 years
                              Furniture and fixtures           56,336           48,255            1,954        7 years
                              Leasehold improvements           41,850                                         10 years
                              ----------------------------------------------------------------------------------------

                                                              224,193          162,849           59,112
                              Less accumulated
                               depreciation                    49,098           34,031            4,566
                              ----------------------------------------------------------------------------------------
                                                             $175,095         $128,818          $54,546
                              ========================================================================================



3. ACCOUNTS PAYABLE AND       Accounts payable and accrued expenses consists of
   ACCRUED EXPENSES:          the following:

                                                                        April 30,     December 31,        December 31,
                                                                             1997             1996                1995
                              ----------------------------------------------------------------------------------------

                              Accounts payable                           $167,238                             $    271
                              Accrued production costs                    160,521         $122,000             120,000
                              Income taxes payable                         85,000            8,000
                              Sales taxes payable                          84,335           58,884              47,137
                              Accrued selling, general and
                               administrative expenses                     45,000           17,700              24,005
                              Advances due to Reuters                                                          156,000
                              Other                                                                             13,992
                              ----------------------------------------------------------------------------------------
                                                                         $542,094         $206,584            $361,405
                              ========================================================================================


4. NOTES PAYABLE -            In 1995, the Company entered into an agreement
   REUTERS:                   obligating it under two loans to Reuters Newmedia,
                              Inc. ("Reuters"). These loans bear interest at the rate of 8.75% per annum. The Company is required to make monthly payments, including principal and interest, of approximately $23,000 through July 1997 plus a final installment of approximately $315,000 in August 1997.

                              The fair value of the notes payable - Reuters approximates the carrying value based on rates of interest currently available.

                              In addition to the loans, the Company entered into a fee-sharing arrangement with Reuters. The Company was required to remit a percentage of fees, as defined in the agreement, through December 31, 1996. For the year ended December 31, 1996 and the period ended December 31, 1995, the Company incurred costs for fee sharing in the amount of approximately $1,184,000 and $610,000, respectively.

                                                        CORPORATE TV GROUP, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  April 30, 1997
--------------------------------------------------------------------------------

5. COMMITMENTS:               In 1997, the Company entered into a noncancelable
                              operating lease for office space expiring in 2006.
                              The aggregate minimum future payments under this lease are payable as follows:

                              Eight-month period ending December 31, 1997   $    73,551

                              Year ending December 31,

                                          1998                                  121,226
                                          1999                                  121,226
                                          2000                                  143,024
                                          2001                                  143,024
                                       Thereafter                               757,310
                              ---------------------------------------------------------
                                                                             $1,359,361
                              =========================================================

                              The lease is subject to escalation for the Company's proportionate share of increases in real estate taxes and other operating expenses. Rent expense charged to operations for the period ended April 30, 1997, the year ended December 31, 1996 and the period ended December 31, 1995 amounted to approximately $39,000, $70,000 and $23,000, respectively.

6. EMPLOYEE
   BENEFIT PLANS:             The Company has a defined contribution plan under
                              Section 401(k) of the Code covering all qualified employees. An officer of the Company serves as trustee of the plan. Company contributions to the plan for the period ended April 30, 1997, the year ended December 31, 1996 and the period ended
                              December 31, 1995 amounted to $5,642, $9,556 and
                              $1,191, respectively.

 7. MAJOR CUSTOMERS:          During the period ended April 30, 1997,
                              approximately 44%, 12%, 10% and 10% of net fees were to four customers. During the year ended
                              December 31, 1996, approximately 62%, 23% and 12% of net fees were to three customers. During the period ended December 31, 1995, approximately 53%

                              and 28% of net fees were to two customers. Major customers comprise approximately 72% of the Company's accounts receivable at April 30, 1997.

                                                        CORPORATE TV GROUP, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  April 30, 1997
--------------------------------------------------------------------------------

8. INCOME TAXES:              The provision for local income taxes consists of
                              the following:

                                                                                                           Period from
                                                                                                        August 1, 1995
                                                                                                      (date operations
                                                             Period from                                    commenced)
                                                         January 1, 1997            Year ended                 through
                                                        through April 30,          December 31,            December 31,
                                                                    1997                  1996                    1995
                              ----------------------------------------------------------------------------------------
                              Current                            $77,000              $  8,000                 $16,000
                              Deferred                             3,000                95,000
                              ----------------------------------------------------------------------------------------
                                                                 $80,000              $103,000                 $16,000
                              ========================================================================================

                              The provision for income taxes differs from the amount computed using the federal statutory rate of 34% as a result of the following:


                                                                                                           Period from
                                                       Period from                                      August 1, 1995
                                                  January 1, 1997                  Year ended                  through
                                                 through April 30,                December 31,             December 31,
                                                              1997                       1996                     1995
                              ----------------------------------------------------------------------------------------

                              Tax at federal
                               statutory rate                   34 %                       34 %                     34 %
                              Flow-through of S
                               Corporation taxable
                               income to shareholder           (34)                       (34)                     (34)
                              State and local
                               income taxes                      9                         10                        5
                              ----------------------------------------------------------------------------------------
                                                                 9 %                       10 %                      5 %
                              ========================================================================================

                              The tax effects of temporary differences that give rise to the net deferred income taxes payable are presented below:

                                                                                         April 30,         December 31,
                                                                                             1997                 1996
                              ----------------------------------------------------------------------------------------

                              Accounts receivable                                        $157,000             $151,000
                              Prepaid expenses and other current assets                     1,000                1,000
                              Accounts payable and accrued expenses                       (44,000)             (18,000)
                              Accrued fee sharing                                         (16,000)             (39,000)
                              ----------------------------------------------------------------------------------------
                              Deferred income taxes payable                              $ 98,000             $ 95,000
                              ========================================================================================

                                                        CORPORATE TV GROUP, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  April 30, 1997
--------------------------------------------------------------------------------

                              Pro forma net income reflects an income tax provision for the period ended April 30, 1997, the year ended December 31, 1996 and the period ended December 31, 1995 as if the Company had not elected S Corporation status.

                              Pro forma net income for the period ended April 30, 1997, the year ended December 31, 1996 and the period ended December 31, 1995 reflects an additional income tax provision of approximately $276,000, $299,000 and $94,000, respectively.

                              The Company reports its income and expenses on the cash basis for income tax purposes and on the accrual basis for financial reporting purposes. Deferred income taxes have been provided to reflect the tax effect of temporary differences in assets and liabilities for income tax and financial statement purposes.

9. SUBSEQUENT EVENT
   (unaudited):               In June 1997, the Company entered into an
                              agreement to sell certain assets and certain liabilities to Medialink Worldwide Incorporated for an estimated purchase price not to exceed $10,178,000 including the amount of $300,000 payable under a noncompete agreement between the buyer, the Company and the stockholder of the Company.